WESTERN ASSET FUNDS, INC.

Western Asset Intermediate Plus Bond Portfolio

DECEMBER 10, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND SUPPLEMENT TO THE RELATED PROXY STATEMENT/PROSPECTUS

Dated November 5, 2010

Please take notice that the Special Meeting of Shareholders (the “Meeting”) of Western Asset Intermediate Plus Bond Portfolio, a series of Western Asset Funds, Inc., a Maryland corporation (the “Corporation”), originally called to be held at the offices of Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, Maryland 21202, on December 10, 2010, at 10:00 a.m., Eastern Time, has been postponed by the Board of Directors of the Corporation. The Meeting is now called to be held at the offices of Legg Mason Partners Fund Advisor, LLC, 100 International Drive, Baltimore, Maryland 21202, on December 23, 2010, at 10:00 a.m., Eastern Time.

All references to the date of the Meeting in the Proxy Statement/Prospectus are hereby revised to reflect the new December 23, 2010 meeting date. As a result of the new shareholder meeting date, the Reorganization, if approved by shareholders, is no longer scheduled to be effective as of the close of business on December 17, 2010.

By order of the Board of Directors,

Robert I. Frenkel

Secretary